UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2020

CAREDX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Tower Place, 9th Floor
South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)
(415) 287-2300
Registrant’s telephone number, including area code
N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	CDNA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The sole purpose of this amendment to the Current Report on Form 8-K/A (the “Form 8-K/A”) filed by CareDx, Inc. (the “Company”) with the Securities and Exchange Commission on June 23, 2020 (the “Form 8-K”), is to add Inline eXtensible Business Reporting Language (“iXBRL”) tagging to the cover page of this Form 8-K/A and to furnish Exhibit 104 to this Form 8-K/A relating to the same, due to a filing error by a third party financial printer. All other information in the Form 8-K remains unchanged.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 17, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Meeting”). Of the 43,295,386 shares of common stock outstanding as of April 21, 2020, the record date for the Meeting, 38,087,275 shares were represented at the Meeting in person or by proxy, constituting 87.97% of the outstanding shares entitled to vote and constituting a quorum for the transaction of business.
At the Meeting, the Company’s stockholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2020.
Set forth below is a brief description of each matter voted upon at the Meeting and the voting results with respect to each matter.
Proposal No. 1 – To elect two Class III directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael D. Goldberg	12,167,885	20,749,528	5,169,862
Peter Maag, Ph.D.	18,858,679	14,058,734	5,169,862
Proposal No. 2 – To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,071,707	6,377	9,191	—
Proposal No. 3 – To approve, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,884,324	10,740,681	292,408	5,169,862
Proposal No. 4 – To approve, on an advisory basis, the frequency of advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
32,823,133	27,185	31,281	35,814	5,169,862
In light of the advisory vote of the Company’s stockholders to hold future advisory votes on the compensation of the Company’s named executive officers every year, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of advisory votes on the compensation of the Company’s named executive officers.
Proposal No. 5 – To approve an amendment to the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock that may be issued under the 2014 Plan by 400,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,901,250	25,717,894	298,269	5,169,862
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2020	CAREDX, INC.

	By:	/s/ Michael Bell
Michael Bell
Chief Financial Officer